                                                                    EXHIBIT 23.1

                       CONSENT OF THE INDEPENDENT AUDITOR

We consent to the incorporation by reference in Registration Statement Nos. 333-106732-00 and 333-106732-01 of First National Master Note Trust on Form S-3 and Amendment No. 1 to Form S-3 of our reports dated march 19, 2004, appearing in the Annual Report on Form 10-K of First National Master Note Trust for the year ended December 31, 2003.


/s/ Deloitte & Touche LLP


Omaha, Nebraska
March 30, 2004